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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                December 7, 2005
                        (Date of earliest event reported)


                               CITY NETWORK, INC.
               (Exact name of registrant as specified in charter)


                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)


       001-31954                                                 98-0467944
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                            2F-1, No. 16 Jian Ba Road
                                  Chung Ho City
                         Taipei County 235, Taiwan, ROC
              (Address of Principal Executive Offices and zip code)


                               011-886-2-8226-5566
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW

     On December 12, 2005, City Network, Inc. (the "Registrant") filed a Form 8-K with the Securities and Exchange Commission, pursuant to Item 4.02(b), reporting receipt of a letter (the "Letter") from its independent registered public accounting firm, Lichter, Yu & Associates (the "Auditor"), advising that disclosure should be taken to prevent reliance on the previously issued financial statements on Form 10-KSB for the fiscal year ended December 31, 2004.

     In response to such Letter, the Registrant provided its Auditor with disclosure as to how it intends to address these matters and the Auditor replied with the letter attached hereto as Exhibit 7.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 7 Letter to Securities and Exchange Commission from Lichter, Yu & Associates

Exhibit 99.1 Press Release issued on December 20, 2005 announcing the filing of the Form 8-K.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CITY NETWORK, INC.


                                     By: /s/ Tiao-Tsan Lai
                                        ----------------------------------------
                                     Name:  Tiao-Tsan Lai
                                     Title: Chairman and Chief Executive Officer


Dated: December 20, 2005